                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                 /s/ WESLEY W. VON SCHACK
                                                ----------------------------
                                                    Wesley W. von Schack

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                     /s/ RICHARD AURELIO
                                                ----------------------------
                                                       Richard Aurelio

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                    /s/ JAMES A. CARRIGG
                                                ----------------------------
                                                      James A. Carrigg

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                   /s/ ALISON P. CASARETT
                                                ----------------------------
                                                     Alison P. Casarett

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                   /s/ JOSEPH J. CASTIGLIA
                                                ----------------------------
                                                    Joseph J. Castiglia

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                     /s/ LOIS B. DEFLEUR
                                                ----------------------------
                                                       Lois B. DeFleur

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                      /s/ PAUL L. GIOIA
                                                ----------------------------
                                                        Paul L. Gioia

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                      /s/ BEN E. LYNCH
                                                ----------------------------
                                                        Ben E. Lynch

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                     /s/ JOHN M. KEELER
                                                ----------------------------
                                                       John M. Keeler

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, K.M. Jasinski, Esq., R.D. Kump, D.W. Farley and L. Blum, Esq. and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, for the proposed issue of shares of the Corporation's Common Stock ($.01 Par Value) in connection with the proposed acquisition of Connecticut Energy Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

         IN WITNESS WHEREOF, the undersigned has set his or her hand this 30th day of June, 1999.


                                                     /s/ WALTER G. RICH
                                                ----------------------------
                                                       Walter G. Rich